UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: September 13, 2006

Willis Lease Finance Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	0-28774	68-0070656
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

2320 Marinship Way, Suite 300
Sausalito, California 94965

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (415) 275-5100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)           Donald A. Nunemaker, our former Chief Operating Officer, has been elected Executive Vice President - General Manager of Leasing effective September 13, 2006.

(c)           Lee G. Beaumont has been elected Chief Operating Officer of the Company, succeeding Mr. Nunemaker, effective September 13, 2006.  Mr. Beaumont, age 48, has been our Executive Vice President for Strategy and Business Development since May 22, 2006.  Mr. Beaumont was a consultant for two years before joining the Company.  Prior to his consulting assignment, he was with Standard Aero Limited for 17 years, including four years as President of its U.S. division.  We are in the process of negotiating an employment agreement with Mr. Beaumont.

Item 9.01 Financial Statements & Exhibits

The Company hereby furnishes the following exhibit with this report:

Exhibit No.	Description

99.1	Press Release issued September 13, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 19, 2006.

WILLIS LEASE FINANCE CORPORATION

By:	/s/ Robert M. Warwick
Robert M. Warwick
Executive Vice President and
Chief Financial Officer